VOYA MUTUAL FUNDS

Voya Global Equity Dividend Fund

(the "Fund")

Supplement dated March 27, 2020

to the Portfolio's Class A, Class C, Class I, and Class W shares Prospectus and related Statement of Additional Information, each dated February 28, 2020

On March 18, 2020, the Fund's Board of Trustees (the "Board") approved a proposal to reorganize Voya Global Equity Dividend Fund ("Merging Fund") with and into the following "Surviving Fund" (the "Reorganization"):

Merging Fund	Surviving Fund
Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund

The proposed Reorganization is subject to approval by the shareholders of the Merging Fund. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Merging Fund's shareholders on or about July 15, 2020, and a shareholder meeting is scheduled to be held on or about September 1, 2020. The Merging Fund will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. Additionally, any contingent deferred sales charge ("CDSC") on a redemption of shares of the Merging Fund or on a redemption of shares of the Surviving Fund acquired as a result of the Reorganization shall be waived from June 10, 2020 ("Record Date") through and until thirty (30) days following the Closing Date. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about September 18, 2020 ("Closing Date").

Following the Reorganization, the Merging Fund's shareholders will hold shares of the Surviving Fund. For more information regarding the Surviving Fund, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE